                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                             TO THE HOLDERS OF:        98-CAT-1
 BANK OF                           The Bank of New York, as Trustee under the
   NEW                             Lehman Brothers Racers Series
  YORK                             Class A-1 Certificates

                                     CUSIP NUMBER: 761-26C-FJ6

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: March 01, 2001

INTEREST ACCOUNT
----------------
Balance as of September 01, 2000                                                                                  $0.00
      Schedule Income received on securities.......................................                       $1,843,750.00
      Unscheduled Income received on securities....................................                               $0.00
      Schedule Interest received from Swap Counterparty............................                               $0.00
      Unscheduled Interest received from Swap Counterparty.........................                               $0.00
      Interest Received on sale of Securties.......................................                               $0.00
LESS:

      Distribution to Beneficial Holders...........................................    $1,239,794.00
      Distribution to Swap Counterparty............................................            $0.00
      Trustee Fees.................................................................        $2,250.00
      Fees allocated for third party expenses......................................          $750.00
Balance as of March 01,2001                                                                 Subtotal        $600,956.00


PRINCIPAL ACCOUNT
-----------------
Balance as of September 01, 2000                                                                                  $0.00
      Scheduled Principal payment received on securities...........................                               $0.00
      Principal received on sale of securities.....................................                               $0.00
LESS:

      Distribution to Beneficial Holders...........................................      $600,956.00
      Distribution to Swap Counterparty............................................            $0.00
Balance as of March 01, 2001                                                                 Subtotal       $600,956.00
                                                                                              Balance             $0.00

                 UNDERLYING SECURITIES HELD AS OF March 01, 2001

Principal
Amount                                         Title of Security
------                                         -----------------
                                            CATERPILLAR INC
 5,000,000                                  CUSIP#: 149-123-BE0


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